Exhibit 99.1

Slide:    1 Title:  Corporate Presentation SubTitle:        IPAA OGIS New York13 April 2011

Slide:    2         Forward Looking StatementsAll statements other than statements of historical facts included in this presentation, including, without limitation, statements containing the words "believes," "anticipates," "intends," "expects," "assumes," "trends" and similar expressions, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based upon the Company's current plans, expectations and projections. However, such statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These factors include, among others, certain risks and uncertainties inherent in petroleum exploration, development and production, including, but not limited to, our need and ability to raise additional capital; our ability to maintain or renew our existing exploration permits or exploitation concessions or obtain new ones; our ability to execute our business strategy; our ability to replace reserves; the loss of the purchaser of our oil production; results of our hedging activities; the loss of senior management or key employees; political, legal and economic risks associated with having international operations; disruptions in production and exploration activities in the Paris Basin; indemnities granted by us in connection with dispositions of our assets; results of legal proceedings; assessing and integrating acquisition prospects; declines in prices for crude oil; our ability to obtain equipment and personnel; extensive regulation to which we are subject; terrorist activities; our success in development, exploitation and exploration activities; reserves estimates turning out to be inaccurate; differences between the present value and market value of our reserves and other risks and uncertainties described in the company's filings with the U.S. Securities and Exchange Commission (“SEC”). Any one or more of these factors or others could cause actual results to differ materially from those expressed in any forward-looking statement. All written and oral forward-looking statements attributable to Toreador or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements disclosed herein. The historical results achieved by Toreador are not necessarily indicative of its future prospects. Toreador undertakes no obligation to publicly update or revise any forward looking-statements, whether as a result of new information, future events or otherwise.Cautionary Note regarding Hydrocarbon DisclosuresThe SEC permits oil and gas companies, in their filings, to disclose only resources that qualify as “reserves” as defined by SEC rules. We may use terms describing hydrocarbon quantities in this presentation, including “original oil in place” (OOIP), “oil in place” (OIP), “barrels in place” and “EUR” (estimated ultimate recovery), that the SEC does not allow in our filings. These estimates are more speculative than estimates of proved reserves prepared in accordance with SEC rules.  Investors are urged to consider closely the reserves disclosures in our Annual Report on Form 10-K for the year ended December 31, 2010 and in our other filings with the SEC.  In this presentation, the terms other than “proved reserves” refer to the Company’s internal estimates of hydrocarbon volumes that may be discovered through exploratory drilling or recovered with additional drilling or recovery techniques. Those estimates are based on economic assumptions that differ from those required by the SEC to be used in calculating proved reserves and may not constitute reserves within the meaning of the Society of Petroleum Engineer’s Petroleum Resource Management System or the SEC’s rules. The terms “original oil in place” and “oil in place” are not intended to reflect recoverable volumes, which are dependent upon achievable recovery rates using available technologies. Unless otherwise stated, hydrocarbon volume estimates have not been risked by Company management. Factors affecting ultimate recovery include the scope of our drilling program, which will be directly affected by capital availability, drilling and production costs, commodity prices, availability of services and equipment, permit expirations, transportation constraints, regulatory approvals and other factors, and actual drilling results, including geological and mechanical factors affecting recovery rates. Accordingly, actual quantities that may be recovered from our interests will differ from our estimates, and could be significantly less than our targeted recovery rate. In addition, our estimates may change significantly as we receive additional data.

Slide:    3 Today’s Discussion Company overview Company focus & strategy Paris Basin overview Conventional oil base ? multi-year drilling program Unconventional oil resource ? potential ? implementation / de-risking  Wrap Up

Slide:    4 Paris Basin, France (100% Crude Oil) Net Acreage:  340,000 awarded + 61,000 pending + 408,000 in application Hess partnership signed May 10, 2010:  $15m + Up to $120m carry + up to $130m in contingent bonuses Listings:     NASDAQ: TRGL    EURONEXT PARIS: TOR Market Cap:  US$270m Net debt:  US$16.5 million, no short term debt Capital commitments:  $0m Conventional oil: 885 bbls/d 1P: 5.5 mmbbls 2P: 9.1 mmbbls Toreador Overview Note: Reserves per Gaffney Cline & Associates, 31-12-10

Slide:    5         Awarded, pending    Applied for         Awarded, pending    Applied for         Other     Other     Toreador/Hessacreage          Area of Mutual Interest with Hess Oil France Leading Position in Paris Basin

Corporate Strategy

Core strengths: (i) unconventional, (ii) conventional in France

TOREADOR

2009 Restructure Company

- Focus on France
- Improve Balance Sheet
- Cut costs

2010 Position for Growth

- Partner with Hess
- Repay debt
- Increase acreage

2011 Launch Growth

- Phase 1 drilling prep
- Conventional oil drilling prospects
- Government & public engagement

- Phase 1 wells without fracs
- Government study results
- Conventional well approvals

- Unconventional proof of concept
- Conventional drilling
- M&A

2012 Growth

Status

- Approvals in hand & rig ready since 10th Feb
- Stakeholder engagement underway
- Finalizing conventional prospect inventory

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Slide:    7         Paris Basin Overview

Slide:    8         Number of Wells Drilled (Paris Basin)   Production          Paris Basin Activity over the Last 50 Years       Paris Basin crude processed by  centrally located refinery with 100,000 bopd capacity

Slide:    9         Liassic Source Rock           Conventional Reservoirs       Paris Basin Key Statistics(1)           Paris Basin Geology           Source: BEPH Annual Review 2009

Slide:    10 Conventional

Slide:    11 Conventional Producing Fields        Producing concessions are excluded from the deal with HessGaffney, Cline & Associates, reserves as at 31 December 2010 885       323       Charmottes          Neocomian           5.5       TOTAL     11

Slide:    12 Production Optimization in Neocomian           Example of pools that are not being drained and are under review for infill drilling      Level 1   Level 2   Level 3

Slide:    13  Production Optimization in Charmottes         Both reservoir layers have been remodelled to allow for targeted infill drilling          Dogger    Donnemarie

Slide:    14 Seismic Re-interpretation of >3200 km

Slide:    15        Conventionals Prospects       Awarded, pending    Applied for         Awarded, pending    Applied for         Other     Other     Toreador/Hessacreage (Gp:) ProspectField          Other conventional prospects will be secondary targets in unconventional wells

Slide:    16 Indicative Scale of Conventional Prospects     Total prospective mean reserves = approx. 40 mmbo           Source: Numbers are Toreador management estimates, numbers are indicative only mmboe     Tier 1    Tier 2    Tier 3

Slide:    17 Unconventional

Slide:    18 European Unconventional: Key Basins & Players Oil       Gas

Unconventional Oil Play in Paris Basin

TOREADOR

- Bypassed resource, 200 historical well data points, numerous documented well flows
- North American Bakken Shale & Eagle Ford geologic analogues
- Estimated 100 billion bbls of oil generated in the Paris Basin[1]
- 2 years of extensive G&G work have de-risked play. Two small, vertical stimulations by another operator (Vermilion) have positive results[2]
- Level of competition for acreage has escalated, including Bakken players. Cost of acreage has increased dramatically

(1) *Estimate from Temis 2D model created by BeicipFranlab (Oct 2009). See also "Hydrocarbon Migration in the Paris Basin" (Poulet, Espitalié, 1987)*
(2) *As per Vermilion Investor Day Presentation, 3 June 2010, Vermilion 2010 Q2 report, and Vermilion 2010 Q3 report*

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Slide:    20 Mapping of Key Horizons    About 200 well data points in the centre of the basin  Extensive 3-D modelling of all key horizons on Petrel® system 3200 km of 2-D reprocessed seismic lines Approximate size of basin is 160km by 120km         Well data points    Isobaths

Slide:    21 Important Position in Paris Basin Key Horizons           Bulk of Toreador/Hess acreage covers the deepest point in the Paris Basin Marked lateral continuity (intracratonic basin) Almost exclusively in oil window Tmax = 450 degrees C Model used to facilitate locating phase 1 wellsBray Fault       Chateau Thierry     Isobaths and Toreador Acreage Outline

Slide:    22 Unconventional Oil – Bakken Lithology Analog

Slide:    23 Indicative Scale of Paris Basin Unconventional Resource Estimated 65 billion bbls remaining      1.5 billion bbl OOIP conventional oil in 52 fields          Estimated 40 billion bbls remaining on our acreage          100 billion bbls generated    Source: Generated amount from Themis studies, IFPEN, other numbers are Toreador management estimates, numbers are indicative only Note: Circles to scale        285m bbl recovered to date

Slide:    24 Implementation

 Slide:   25 Indicative Planning           Study Toreador/Hess indicative budget = US$56 million   Source: Toreador press release 9 November 2010, 14 February 2011

Slide:    26 Possible Development Well Design     Water well (private)                                        Water well (municipal)                                      More than one million hydraulic stimulations have been performed worldwide since 1948     A few mm in diameter          Vertical depth of approximately 2600m   Double steel casing (diameter of about 20cm)      Triple casing (steel tube) cemented in place in order to protect the aquifer                                            Source rock         Zoom      Source: Chesapeake 2010, Hess           The drinking water aquifer is separated from the oil layers by more than 2km of solid rock          ATTENTION TO ENVIRONMENTAL SAFETY

Key Take-Aways

TOREADOR

- ***Technical underpinnings:***
  - Geology and our in-depth analysis supports our view that the Paris Basin has significant unconventional potential
  - The Hess joint venture brings extensive US drilling & completion technology to the Paris Basin
  - Toreador and Hess are first movers in a basin wide appraisal and de-risked the play
- ***Drilling plans:***
  - Approvals in hand for 4 wells, spud pending stakeholder engagement
  - Six wells, phase 1 program to prove commerciality
  - First four planned wells are conventional well designs
- ***Government involvement:***
  - Interim study report due shortly with final report due in early June
  - Toreador actively engaged in process to create a stable regulatory environment
  - Current uncertainty around proposed legislation regarding exploration and hydraulic fracturing and around local & regional authority initiatives
  - Political positioning in France likely to lead to a revised regulatory environment
- ***Stakeholder engagement:***
  - Programme of meetings with Paris Basin communities/stakeholders
  - Constructive engagement and dialogue with key local audiences/authorities
- ***External growth:***
  - Continue screening opportunities that leverage our core strengths: (i) unconventional basin prospecting, (ii) conventional operations in France

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Slide:    28 Thank You